UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 23, 2017

Capstead Mortgage Corporation

(Exact Name of Registrant as Specified in Charter)

MARYLAND (State of Incorporation)	001-08896 (Commission File Number)	75-2027937 (I.R.S. Employer Identification Number)
8401 North Central Expressway Suite 800 Dallas, Texas (Address of principal executive offices)	75225 (Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 23, 2017, Mr. Lance J. Phillips, age 44, was appointed Senior Vice President, Chief Financial Officer and Secretary of Capstead Mortgage Corporation (“Capstead” or the “Company”).  Also effective October 23, 2017, Mr. Phillip A. Reinsch resigned from his positions of Chief Financial Officer and Secretary of the Company.  Mr. Reinsch will continue serving as President and Chief Executive Officer of the Company.  Mr. Reinsch will relinquish his status as the Company’s principal accounting officer immediately after the filing of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2017.

Mr. Phillips joins Capstead from Hunt Utility Services, LLC, the external manager to InfraREIT, Inc., where most recently he served as Vice President, Principal Accounting Officer and Controller of InfraREIT.  Mr. Phillips has served in various executive capacities with the Ray L. Hunt family of companies since 2010, after beginning his career at Arthur Andersen, LLP as a member of the audit and advisory services group.  Mr. Philips is a certified public accountant.

In connection with his appointment, Mr. Phillips will be paid an annual base salary of $300,000 and will participate, on a pro-rated basis based on his start date, in the Company’s 2017 annual incentive compensation program with an annualized potential payout of 75% of his base salary, if targeted performance levels are achieved.  Mr. Phillips will also receive a one-time signing bonus of $125,000, payable in 2018 with the pro-rated 2017 annual incentive program award.  In addition, Mr. Phillips received a grant of 75,000 dividend equivalent rights (DERs) for the remainder of 2017.

There are no family relationships between Mr. Phillips and any of the Company’s executive officers or directors.  There are no arrangements or understandings between Mr. Phillips and any other person pursuant to which he was selected to serve as chief financial officer.  Except for his employment relationship with the Company and the compensation provided to him thereunder as described above, neither Mr. Phillips nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Securities Act.

Item 7.01.Regulation FD Disclosure.

On October 23, 2017 the Company issued a press release announcing the appointment of Mr. Phillips.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Capstead Mortgage Corporation, dated October 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 23, 2017

CAPSTEAD MORTGAGE CORPORATION

(Registrant)

By:	/s/ Phillip A. Reinsch
Name:	Phillip A. Reinsch
Title:	President and Chief Executive Officer